                                                                 EXHIBIT (10)(c)

                       CONSENT OF BARRY G. SKOLNICK, ESQ.

    I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through ML of New York Variable Annuity Separate Account A and included in the prospectus included in Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through ML of New York Variable Annuity Separate Account B of Merrill Lynch Life Insurance Company, File Nos. 33-43654 and 33-45380.

                                                                      /s/ BARRY G. SKOLNICK
                                                            -----------------------------------------
                                                                        Barry G. Skolnick
                                                                  PRESIDENT AND GENERAL COUNSEL

April 27, 2001